Exhibit 99.1

Cartesian Growth Corporation Announces Effectiveness of Registration Statement and Extraordinary General Meeting Date for Proposed Business Combination with Tiedemann Group and Alvarium Investments

•	Extraordinary general meeting of shareholders to approve proposed business combination to be held November 17, 2022 –

•	Upon closing, the combined company will operate as Alvarium Tiedemann Holdings (“Alvarium Tiedemann” or “AlTi”) and will be listed on NASDAQ under the ticker symbol “GLBL” –

NEW YORK, NY, October 17, 2022 – Cartesian Growth Corporation (“Cartesian”) (NASDAQ: GLBL), a publicly traded special purpose acquisition company, today announced that the U.S. Securities and Exchange Commission (“SEC”) has declared effective its registration statement on Form S-4 (File No. 333-262644) (the “Registration Statement”), which includes a definitive proxy statement in connection with Cartesian’s extraordinary general meeting of shareholders (the “Special Meeting”) to consider the previously announced proposed business combination (the “Business Combination”) with Tiedemann Group (“Tiedemann”) and Alvarium Investments Limited (“Alvarium”). Additionally, Cartesian today announced that it has set a record date of August 31, 2022 (the “Record Date”) and a Special Meeting date of November 17, 2022.

Upon closing of the Business Combination, the combined company will operate as Alvarium Tiedemann Holdings. Alvarium Tiedemann’s common stock and warrants will be listed on NASDAQ under the ticker symbols “GLBL” and “GLBLW” respectively, consistent with Cartesian’s current listing. The closing of the Business Combination is subject to approval by Cartesian’s shareholders and the satisfaction of certain other customary closing conditions.

“We are pleased to reach this important milestone in the transaction process which will lead to Alvarium Tiedemann – AlTi becoming a public company once approved by Cartesian shareholders,” said Michael Tiedemann, CEO of the Tiedemann Group. “The market landscape is evolving given the dynamic needs of clients for differentiated wealth and asset management solutions, and our global team is poised to execute our growth initiatives while demonstrating operational stability and increased efficiency.”

“The need for AlTi’s wealth and asset management platform continues to grow in the current environment,” Peter Yu, Chairman and CEO of Cartesian added. “The team at Cartesian and I are excited to have the opportunity to bring to the public markets such a distinctive and profitable platform built to serve the global ecosystem of entrepreneurs.”

Due to the Covid-19 pandemic and other restrictions in place, the Special Meeting will be held virtually, and Cartesian shareholders can attend the Special Meeting using the virtual meeting instructions set forth on their proxy cards. If any Cartesian shareholder does not receive the Proxy Statement, that shareholder should contact their broker or contact Morrow Sodali LLC (“Morrow Sodali”), Cartesian’s proxy solicitor, for assistance, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400 or by emailing GLBL.info@investor.morrowsodali.com).

Cartesian shareholder can register for the Special Meeting by visiting the following link: https://www.cstproxy.com/cartesiangrowth/2022. Only Cartesian shareholders with valid control numbers from their proxy cards may submit questions. Cartesian shareholders will have the opportunity to submit questions both in advance of and during the Special Meeting, in each case upon receipt of their proxy cards and the control numbers set forth therein. All questions should be submitted via the chat box on the virtual meeting page on the link listed above. Questions submitted in advance of the Special Meeting and during the Special Meeting will be addressed during the Special Meeting as time permits and at the sole and absolute discretion of Cartesian.

About Alvarium Investments

Alvarium is an independent investment firm, global multi-family office and merchant banking boutique providing tailored solutions for families, foundations and institutions across the Americas, Europe and Asia-Pacific. Alvarium offers direct and co-investment opportunities from specialist alternative managers and real asset operating partners in real estate and the innovation economy. Alvarium has over 220 employees in 13 locations in 10 countries, advising on approximately $23 billion of assets across four service lines — investment advisory, co-investments, merchant banking and family office services. For more information about Alvarium, please visit www.alvariuminvestments.com.

About Tiedemann Group

Tiedemann Group is comprised of Tiedemann Advisors LLC (“Tiedemann Advisors”), a leading independent wealth and investment advisor for high-net-worth families, trusts, foundations and endowments, particularly in the U.S.; Tiedemann Trust Company (“Tiedemann Trust”); TIG Advisors LLC (“TIG”), an alternative asset manager; and Tiedemann Constantia, the international operations of Tiedemann Advisors.

Tiedemann Advisors is an independent investment and wealth advisor for high-net-worth individuals, family offices, trusts, foundations and endowments. Founded in 1999, Tiedemann Advisors has nine offices across the U.S. and provides trust services through Tiedemann Trust Company, a state-chartered trust company located in Wilmington, Delaware. Tiedemann’s international operations, Tiedemann Constantia, is headquartered in Zurich Switzerland. Together, Tiedemann Constantia, Tiedemann Advisors and Tiedemann Trust Company currently oversee $29 billion in assets under advisement.

TIG Advisors is a New York-based alternative asset manager with approximately $8 billion in assets under management (inclusive of assets under management of its affiliated managers), focused on making growth equity investments in global alternative specialists. TIG has a strong track record of identifying uncorrelated investment opportunities in both public and private markets, utilizing its long-standing operating platform to assist managers with growth. The firm’s alpha-driven investment strategies align with the needs of a diverse global investor base.

For more information about Tiedemann Group, please visit www.tiedemannadvisors.com, www.tiedemannconstantia.com and www.tigfunds.com.

About Cartesian Growth Corporation

Cartesian is a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase or reorganization or engaging in any other similar business combination with one or more businesses or entities. Cartesian is an affiliate of Cartesian Capital Group, LLC, a global private equity firm and registered investment adviser headquartered in New York City, New York. Cartesian’s strategy is to identify and combine with an established high-growth company that can benefit from both a constructive combination and continued value-creation. Cartesian is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012. For more information about Cartesian, please visit www.cartesiangrowth.com.

Additional Information about the Business Combination and Where to Find It

Cartesian has filed a proxy statement/prospectus that is both the proxy statement to be distributed to Cartesian’s shareholders in connection with Cartesian’s solicitation of proxies for the vote by Cartesian’s shareholders at the Special Meeting, as well as the prospectus relating to the offer and sale of securities of Cartesian to be issued in the Business Combination. This document does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The Form S-4 was declared effective by the SEC on October 17, 2022 and the definitive proxy statement/prospectus and other relevant documents are being mailed to all Cartesian’s shareholders as of the Record Date. Cartesian’s shareholders are advised to read the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available as these materials contain important information about the parties to the Business Combination, Cartesian and the Business Combination. Shareholders may obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Cartesian Growth Corporation, 505 Fifth Avenue, 15th Floor, New York, NY 10017, USA.

Participants in the Solicitation

Cartesian and its directors and executive officers may be deemed participants in the solicitation of proxies from Cartesian’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Cartesian is contained in Cartesian’s filings with the SEC, including Cartesian’s final prospectus relating to its initial public offering, which was filed with the SEC on February 23, 2021, and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants is set forth in the Registration Statement for the proposed business combination, as may be amended. Tiedemann, Alvarium, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Cartesian in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination is contained in the Registration Statement.

Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Tiedemann, Alvarium, or Cartesian’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include (i) the inability to complete the business combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, failure to receive approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed business combination; (iii) the inability to obtain or maintain the listing of Cartesian’s shares on Nasdaq following the business combination; (iv) costs related to the business combination; (v) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (vi) Cartesian, Tiedemann, and Alvarium’s ability to manage growth and execute business plans and meet projections; (vii) potential litigation involving Cartesian, Tiedemann, or Alvarium; (viii) changes in applicable laws or regulations, particularly with respect to wealth management and asset management; (ix) general economic and market conditions impacting demand for Cartesian, Tiedemann, and Alvarium’s services, and in particular economic and market conditions in the financial services industry in the markets in which Cartesian, Tiedemann, and Alvarium operate; and (x) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in Cartesian’s other filings with the SEC. Forward-looking statements speak only as of the date they are made. None of Cartesian, Tiedemann, and Alvarium undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. None of Cartesian, Tiedemann, or Alvarium gives any assurance that any of Cartesian, Tiedemann, or Alvarium, or the combined company, will achieve expectations.

No Offer or Solicitation

This communication does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Media:

Prosek Partners

Ben Shapiro

bshapiro@prosek.com

Investors:

Prosek Partners

Alex Jorgensen

AlTi@prosek.com

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